UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: September 9, 2020
 (Date of earliest event reported)

LOGITECH INTERNATIONAL S.A.
(Exact name of registrant as specified in its charter)

Commission File Number: 0-29174

Canton of Vaud,	Switzerland	None
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

Logitech International S.A.
Apples	Switzerland
c/o Logitech Inc.
7700 Gateway Boulevard
Newark	California	94560
(Address of principal executive offices and zip code)

510	795-8500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Registered Shares	LOGN	SIX Swiss Exchange
Registered Shares	LOGI	Nasdaq Global Select Market

Item 5.07    Submission of Matters to a Vote of Security Holders

The Annual General Meeting of Shareholders (the “AGM”) of Logitech International S.A. (“Logitech” or the “Company”)
was held on September 9, 2020. At the meeting, shareholders voted on the following proposals and cast their votes as follows:

Proposal 1: Approval of the Annual Report, the consolidated financial statements and the statutory financial statements of Logitech International S.A. for fiscal year 2020

For	Against	Abstain	Broker Non-Votes
105,925,977	222,376	146,690	-
99.79%	0.21%	N/A	N/A

Proposal 2: Advisory vote to approve executive compensation

For	Against	Abstain	Broker Non-Votes
76,533,091	24,159,929	270,449	5,331,574
76.01%	23.99%	N/A	N/A

Proposal 3: Appropriation of retained earnings and declaration of dividend

For	Against	Abstain	Broker Non-Votes
100,844,213	85,927	33,329	5,331,574
99.91%	0.09%	N/A	N/A

Proposal 4: Amendment of the Articles regarding the creation of an authorized capital

For	Against	Abstain	Broker Non-Votes
82,809,690	18,040,089	113,690	5,331,574
82.02%	17.87%	0.11%	N/A

Proposal 5: Release of the Board of Directors and Executive Officers from liability for activities during fiscal year 2020

For	Against	Abstain	Broker Non-Votes
98,623,791	588,527	718,108	5,331,574
99.41%	0.59%	N/A	N/A

Proposal 6.A: Re-election of Dr. Patrick Aebischer to the Board of Directors

For	Against	Abstain	Broker Non-Votes
96,446,445	4,457,313	59,711	5,331,574
95.58%	4.42%	N/A	N/A

Proposal 6.B: Re-election of Ms. Wendy Becker to the Board of Directors

For	Against	Abstain	Broker Non-Votes
100,484,005	408,467	70,997	5,331,574
99.6%	0.4%	N/A	N/A

Proposal 6.C: Re-election of Dr. Edouard Bugnion to the Board of Directors

For	Against	Abstain	Broker Non-Votes
100,208,655	694,355	60,459	5,331,574
99.31%	0.69%	N/A	N/A

Proposal 6.D: Re-election of Mr. Bracken Darrell to the Board of Directors

For	Against	Abstain	Broker Non-Votes
92,191,710	8,710,677	61,082	5,331,574
91.37%	8.63%	N/A	N/A

Proposal 6.E: Re-election of Mr. Guy Gecht to the Board of Directors

For	Against	Abstain	Broker Non-Votes
98,663,885	2,150,006	149,578	5,331,574
97.87%	2.13%	N/A	N/A

Proposal 6.F: Re-election of Mr. Didier Hirsch to the Board of Directors

For	Against	Abstain	Broker Non-Votes
100,622,990	277,645	62,834	5,331,574
99.72%	0.28%	N/A	N/A

Proposal 6.G: Re-election of Dr. Neil Hunt to the Board of Directors

For	Against	Abstain	Broker Non-Votes
98,151,443	2,752,956	59,070	5,331,574
97.27%	2.73%	N/A	N/A

Proposal 6.H: Re-election of Ms. Marjorie Lao to the Board of Directors

For	Against	Abstain	Broker Non-Votes
98,813,991	2,092,212	57,266	5,331,574
97.93%	2.07%	N/A	N/A

Proposal 6.I: Re-election of Ms. Neela Montgomery to the Board of Directors

For	Against	Abstain	Broker Non-Votes
100,736,950	89,652	136,867	5,331,574
99.91%	0.09%	N/A	N/A

Proposal 6.J: Re-election of Mr. Michael Polk to the Board of Directors

For	Against	Abstain	Broker Non-Votes
100,104,117	792,983	66,369	5,331,574
99.21%	0.79%	N/A	N/A

Proposal 6.K: Election of Mr. Riet Cadonau to the Board of Directors*

For	Against	Abstain	Broker Non-Votes
74,652,403	26,222,288	88,778	5,331,574
74.01%	25.99%	N/A	N/A
* Mr. Cadonau will take up his mandate on April 1, 2021

Proposal 6.L: Election of Ms. Deborah Thomas to the Board of Directors

For	Against	Abstain	Broker Non-Votes
100,770,968	110,769	81,732	5,331,574
99.89%	0.11%	N/A	N/A

Proposal 7: Election of the Chairperson of the Board

For	Against	Abstain	Broker Non-Votes
100,492,200	391,884	79,385	5,331,574
99.61%	0.39%	N/A	N/A

Proposal 8.A: Re-election of Dr. Edouard Bugnion to the Compensation Committee

For	Against	Abstain	Broker Non-Votes
96,340,961	4,508,412	114,096	5,331,574
95.53%	4.47%	N/A	N/A

Proposal 8.B: Re-election of Dr. Neil Hunt to the Compensation Committee

For	Against	Abstain	Broker Non-Votes
94,297,416	6,545,244	120,809	5,331,574
93.51%	6.49%	N/A	N/A

Proposal 8.C: Re-election of Mr. Michael Polk to the Compensation Committee

For	Against	Abstain	Broker Non-Votes
96,099,234	4,745,636	118,599	5,331,574
95.29%	4.71%	N/A	N/A

Proposal 8.D: Election of Mr. Riet Cadonau to the Compensation Committee*

For	Against	Abstain	Broker Non-Votes
81,480,675	19,323,476	159,318	5,331,574
80.83%	19.17%	N/A	N/A
* Mr. Cadonau will take up his mandate on April 1, 2021

Proposal 9: Approval of Compensation for the Board of Directors for the 2020 to 2021 Board Year

For	Against	Abstain	Broker Non-Votes
98,784,509	1,845,952	333,008	5,331,574
98.17%	1.83%	N/A	N/A

Proposal 10: Approval of Compensation for the Group Management Team for Fiscal Year 2022

For	Against	Abstain	Broker Non-Votes
84,415,157	16,200,716	347,596	5,331,574
83.90%	16.10%	N/A	N/A

Proposal 11: Re-election of KPMG AG as Logitech’s auditors and ratification of the appointment of KPMG LLP as Logitech’s independent registered public accounting firm for fiscal year 2021

For	Against	Abstain	Broker Non-Votes
105,898,192	227,175	169,676	-
99.79%	0.21%	N/A	N/A

Proposal 12: Re-election of Etude Regina Wenger and Sarah Keiser-Wüger as Independent Representative

For	Against	Abstain	Broker Non-Votes
100,868,010	54,397	41,062	5,331,574
99.95%	0.05%	N/A	N/A

Under the Company's Articles, abstentions are not counted towards the calculation of the majority required for the passage of the proposals, except when Swiss law requires approval of two-thirds of the shares represented at the AGM, which was the case in respect to the amendment of the Articles (Proposal 4); in such a case, abstentions count as votes against the proposal.

Item 8.01	Other Events

With respect to the dividend approved under Proposal 3 described under Item 5.07 above, the Company has announced that the ex-dividend date (the first trading day without the right to receive the dividend payment) is expected to be Friday, September 18, 2020 on both the SIX Swiss Exchange and the Nasdaq Global Select Market, the record date is expected to be Monday, September 21, 2020, and the payment date is expected to be Tuesday, September 22, 2020. In order to be eligible to receive the dividend payment, Logitech shares must be purchased by the end of the official trading day on the SIX Swiss Exchange or the Nasdaq

Global Select Market on September 17, 2020. Information regarding the pending dividend can be found on the Dividend page of the Logitech Investor Relations site within the Company’s corporate website.

 SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

Logitech International S.A.

/s/ Samantha Harnett

Samantha Harnett
General Counsel and Corporate Secretary

September 11, 2020